Exhibit 10.5

AMENDMENT NO. 5 TO AMENDED AND RESTATED LOAN AGREEMENT

THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”) is made and entered into as of August 4, 2009, with respect to that certain Amended and Restated Loan Agreement dated as of August 8, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among JARDEN RECEIVABLES, LLC, a Delaware limited liability company, as “Borrower”, JARDEN CORPORATION, a Delaware corporation, as “Jarden” or “Servicer”, THREE PILLARS FUNDING LLC, a Delaware limited liability company (together with its successors and permitted assigns), as “Lender”, and SUNTRUST ROBINSON HUMPHREY, INC., a Tennessee corporation, as “Administrator”. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Loan Agreement.

BACKGROUND

The parties wish to amend the Loan Agreement on the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

1. Amendments. The Loan Agreement is hereby amended by amending and restating Section 10.2.5 of the Loan Agreement to read in its entirety as follows:

“10.2.5 Dilution Ratio. The Dilution Ratio shall equal or exceed 9.00% on a rolling three-month average basis for any Calculation Period.”

2. Representations. In order to induce the Administrator and the Lender to enter into this Amendment, the Borrower hereby represents and warrants to the Administrator and the Lender that, after giving effect to the amendments in Section 1 above, no Significant Event or Unmatured Significant Event exists and is continuing as of the date hereof.

3. Effectiveness. This Amendment shall become effective and shall inure to the benefit of the Borrower, the Lender, the Administrator and their respective successors and assigns when the Administrator shall have received one or more counterparts of this Amendment, duly executed and delivered by each of the parties hereto.

4. Ratification. Except as expressly amended above, the Loan Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

[signature pages begin on next page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

JARDEN RECEIVABLES, LLC, AS BORROWER

By:	/s/ Richard T. Sansone
Name:	Richard T. Sansone
Title:	VP, Sunbeam Products, Inc. (Manager and Sole Member)

JARDEN CORPORATION, AS INITIAL SERVICER

By:	/s/ Richard T. Sansone
Name:	Richard T. Sansone
Title:	SVP and Chief Accounting Officer

THREE PILLARS FUNDING LLC, AS LENDER

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

SUNTRUST ROBINSON HUMPHREY, INC., AS ADMINISTRATOR

By:	/s/ Joseph R. Franke
Name:	Joseph R. Franke
Title:	Director